Exhibit 99.1

Media Contact	Investor Contact

Bob Guenther 203-578-2391	Terry Mangan 203-578-2318
rguenther@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2010 FOURTH QUARTER PROFIT

WATERBURY, Conn., January 14, 2011 – Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced consolidated net income of $32.6 million for the quarter ended December 31, 2010. Net income available to common shareholders after $7.6 million of preferred dividends was $25.0 million, or $.30 per diluted share, for the quarter ended December 31, 2010.

Key points for the quarter:

Net loan growth of $116 million, with total originations of $979 million compared to $644 million for the third quarter.

Improved net interest margin of 3.40 percent compared to 3.36 percent for the third quarter.

Continued improvement in asset quality as indicated by a reduced level of non-performing and past due loans, which improved by 12.1 percent and 12.4 percent, respectively, compared to the third quarter.

Reduced levels of provision for loan losses of $15.0 million compared to $25.0 million for the third quarter; improved coverage ratio of allowance to non-performing loans of 117.6 percent compared to109.4 percent at September 30, 2010.

Repurchase of the remaining $300 million of preferred stock that was issued to the U.S. Department of the Treasury under its Capital Purchase Program ($100 million in October and $200 million in December).

Webster Chairman and Chief Executive Officer James C. Smith said, “We are pleased to report that credit metrics, profitability and other key performance metrics showed meaningful improvement in the fourth quarter. The growth in loans in the quarter, most particularly middle market and commercial real estate originations, is a positive sign of quality financing opportunities in our core lines of business, and reflects a gradually improving regional economy. Our recent successful capital raise and repayment of the U.S. Treasury’s investment in Webster underscores Webster’s capital strength and positions us well for future growth.”

Net interest income

•

The net interest margin increased by 4 basis points to 3.40 percent in the quarter, reflecting a 10 basis point decline in the cost of funds partially offset by a 4 basis point decline in the yield on interest-earning assets.

•	Average interest-earning assets for the quarter totaled $16.4 billion, down from $16.5 billion last quarter.

Provision for loan losses

•

$12.5 million of the $15.0 million provision for loan losses recorded in the quarter was related to the Company’s continuing portfolios, and $2.5 million was related to the liquidating portfolio. In the third quarter, $22.4 million of the $25.0 million provision for loan losses recorded in the quarter was related to the Company’s continuing portfolios, and $2.6 million was related to the liquidating portfolio.

•

Net charge-offs were $33.7 million in the quarter compared to $28.7 million for the quarter ended September 30, 2010; $ 27.4 million was related to the continuing portfolios compared to $23.0 million for the previous quarter and $6.3 million was related to the liquidating portfolio compared to $5.7 million for the previous quarter.

“There was continued improvement in key asset quality indicators in the quarter,” noted Webster Vice Chairman and Chief Operating Officer Jerry Plush. “As a result, we recorded net charge-offs in excess of provision for loan losses given the adequacy of allowance for loan losses and also have improved coverage of the allowance to non-performing loans at quarter end.”

Non-interest income

•

Total non-interest income was comparable to the third quarter. Included in non-interest income for the fourth quarter was the impact of $1.8 million in reduced deposit service fees from the adoption of Regulation E compared to the third quarter. Fourth quarter results also include higher loan related fees of $0.4 million, higher wealth management fees of $0.4 million and increased income from mortgage banking activities of $0.6 million compared to the third quarter. In addition, there was a $2.3 million positive fair value adjustment on common stock classified as trading compared to $1.2 million in the third quarter while the third quarter also included a $1.0 million credit related other-than-temporary impairment loss on the write-down of investments to fair value.

Non-interest expenses

•

Non-interest expenses decreased $1.8 million from the third quarter. Included in non-interest expense in the fourth quarter was the recovery of $5.2 million in insurance proceeds, offset by $4.3 million of branch and facilities optimization and $0.6 million in severance and other costs, while the third quarter included a $2.8 million expense related to the previously announced settlement of a class action lawsuit related to the assessment and collection of overdraft fees on customer checking accounts and $0.3 million of severance expenses. Compensation expenses rose by $3.9 million compared to the third quarter, primarily relating to $1.1 million from higher group insurance claims experience, $1.1 million in deferred compensation and stock related expense, and to a lesser extent, $0.5 million from increased incentives and $0.5 million from recent hiring initiatives. Also included in non-interest expenses in the fourth quarter were foreclosed and repossessed asset write-downs of $0.1 million compared to $2.2 million for the third quarter. Loan workout expenses were also lower in the fourth quarter by $1.3 million.

Income taxes

•

The Company recorded $8.0 million of income tax expense in the quarter on the $40.4 million of pre-tax income applicable to continuing operations in the period. The effective tax rate for the quarter was 20 percent.

Investment securities

•

Total investment securities were $5.5 billion at December 31, 2010 compared to $5.4 billion at September 30, 2010. The carrying value of the available for sale portfolio included $30 million in net unrealized gains compared to net unrealized gains of $36 million at September 30, while the carrying value of the held to maturity portfolio does not reflect $69 million in net unrealized gains compared to net unrealized gains of $136 million at September 30.

Loans

•

Total loans were $11.0 billion at December 31, 2010 compared to $10.9 billion at September 30, 2010. Originations for the fourth quarter consisted of $373.5 million in residential, $331.9 million in commercial non-mortgage, $68.3 million in consumer, $42.0 million in equipment finance, $6.6 million in asset-based lending, and $157.2 million in commercial real estate. In the quarter, commercial loans increased by $2.6 million, commercial real estate increased by $90.3 million and residential mortgage loans increased by $52.4 million, while consumer loans declined by $28.7 million. The increase in commercial loans reflects an increase of $92.0 million in middle market loans, offset by reductions in equipment finance and asset based loans of $48.5 million and $40.9 million, respectively.

Asset quality

•

Total non-performing loans were $273.6 million or 2.48 percent of total loans at December 31, 2010 compared to $311.1 million or 2.85 percent at September 30, 2010. The decrease in non-performing loans reflects a combined decrease of $41.3 million in nonaccrual loans in all loan categories except performing nonaccrual residential mortgages and consumer loans, which increased by a combined amount of $3.8 million. Paying non-performing loans totaled $95.8 million at December 31 compared to $111.0 million at September 30.

•

Past due loans for the continuing portfolios decreased to $67.4 million at December 31 compared to $75.8 million at September 30. Past due loans for the liquidating portfolio were $6.1 million at December 31 compared to $8.1 million at September 30.

Deposits and borrowings

•

Total deposits were $13.6 billion at both December 31, 2010 and September 30, 2010. Increases of $376.1 million in non-interest bearing deposits and $82.8 million in savings accounts were offset by declines of $155.4 million, $150.2 million, and $153.1 million in NOW accounts, money market deposit accounts and certificates of deposits, respectively. Non-interest bearing deposits to total deposits increased to 16 percent of total deposits at December 31 compared to 14 percent at September 30.

•	Total borrowings were $2.4 billion at December 31 compared to $2.1 billion at September 30. Borrowings represented 14 percent of total assets at December 31 compared to 12 percent at September 30.

Capital

The tangible common equity and Tier 1 common equity to risk weighted assets ratios increased to 6.82 percent and 9.87 percent, respectively, compared to 5.91 percent and 8.19 percent at September 30, 2010.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $18.0 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 181 banking offices, 497 ATMs, telephone banking and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance; and provides health savings account trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

***

Conference Call

A conference call covering Webster’s fourth quarter earnings announcement will be held today, Friday, January 14, at 9:00 a.m. EST and may be heard through Webster’s investor relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may”, “plans”, “estimates” and similar references to future periods, however such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply, including those under the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III update to the Basel Accords that is under development; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

WEBSTER FINANCIAL CORPORATION

Selected Financial Highlights (unaudited)

	At or for the Three Months Ended December 31,		At or for the Twelve Months Ended December 31,
(In thousands, except per share data)	2010	2009	2010	2009

Net income (loss) and performance ratios (annualized):
Net income (loss) attributable to Webster Financial Corporation	$32,569	$(13,694)	$74,315	$(75,632)
Net income (loss) available to common shareholders	24,958	(54,394)	49,399	(85,252)
Net income (loss) per diluted common share	0.30	(0.84)	0.60	(2.14)
Return on average shareholders’ equity	7.11%	(2.81)%	3.97%	(4.04)%
Return on average tangible equity	10.11	(3.91)	5.60	(5.68)
Return on average assets	0.73	(0.31)	0.42	(0.43)

Income (loss) and performance ratios, (annualized), attributable to Webster Financial Corporation from continuing operations:

Income (loss) from continuing operations	$32,475	$(13,683)	$74,221	$(75,934)
Net income (loss) available to common shareholders	24,864	(54,383)	49,305	(85,554)
Net income (loss) from continuing operations per diluted common share	0.30	(0.84)	0.60	(2.15)
Return on average shareholders’ equity	7.09%	(2.81)%	3.96%	(4.04)%
Return on average tangible equity	10.08	(3.91)	5.59	(5.71)
Return on average assets	0.73	(0.31)	0.42	(0.43)
Noninterest income as a percentage of total revenue	25.66	29.06	27.89	27.45
Efficiency ratio (a)	67.82	64.88	66.49	65.92

Asset quality:

Allowance for loan losses	$321,665	$341,184	$321,665	$341,184
Non-performing assets	301,804	401,965	301,804	401,965
Allowance for loan losses / total loans	2.92%	3.09%	2.92%	3.09%
Net charge-offs / average loans (annualized)	1.24	1.85	1.23	1.68
Non-performing loans / total loans	2.48	3.38	2.48	3.38
Non-performing assets / total loans plus OREO	2.73	3.63	2.73	3.63
Allowance for loan losses / non-performing loans	117.58	91.48	117.58	91.48

Other ratios (annualized):

Tangible capital ratio	6.99%	8.10%	6.99%	8.10%
Tangible common equity ratio	6.82	5.64	6.82	5.64
Tier 1 risk-based capital ratio (c)	12.05	13.25	12.05	13.25
Total-risk based capital (c)	13.91	15.40	13.91	15.40
Tier 1 common equity / risk weighted assets (c)	9.87	7.86	9.87	7.86
Shareholders’ equity / total assets	9.83	10.98	9.83	10.98
Interest-rate spread	3.37	3.20	3.29	3.07
Net interest margin	3.40	3.26	3.34	3.13

Share and equity related:

Common equity	$1,744,483	$1,526,284	$1,744,483	$1,526,284
Book value per common share	20.01	19.60	20.01	19.60
Tangible book value per common share	13.78	12.57	13.78	12.57

Common stock closing price	19.70	11.87	19.70	11.87
Dividends declared per common share	0.01	0.01	0.04	0.04
Common shares issued and outstanding	87,160	77,896	87,160	77,896
Basic shares (average)	78,663	71,445	78,175	60,943
Diluted shares (average)	82,766	72,747	82,172	63,916

Footnotes:

(a)	Calculated using SNL’s methodology - noninterest expense (excluding foreclosed property expenses, intangible amortization, goodwill impairments and other charges) as a percentage of net interest income (FTE basis) plus noninterest income (excluding gain/loss on securities and other charges).
(b)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(c)	The ratios presented are projected for the 2010 reporting periods and actual for the 2009 reporting periods.

WEBSTER FINANCIAL CORPORATION

Consolidated Balance Sheets (unaudited)

(In thousands)	December 31, 2010	September 30, 2010	December 31, 2009

Assets:

Cash and due from banks	$159,849	$174,971	$171,184
Short-term investments	52,811	65,255	390,310

Investment securities:
Trading, at fair value	11,554	9,991	—
Available for sale, at fair value	2,413,776	2,258,380	2,126,043
Held-to-maturity	3,072,453	3,097,515	2,658,869

Total securities	5,497,783	5,365,886	4,784,912

Loans held for sale	52,224	13,024	12,528

Loans:
Commercial	2,819,938	2,817,366	2,930,239
Commercial real estate	2,197,988	2,107,732	2,182,120
Residential mortgages	3,147,492	3,095,139	2,903,636
Consumer	2,859,221	2,887,946	3,020,714

Total loans	11,024,639	10,908,183	11,036,709
Allowance for loan losses	(321,665)	(340,341)	(341,184)

Loans, net	10,702,974	10,567,842	10,695,525

Prepaid FDIC premiums	57,548	62,813	79,241
Federal Home Loan Bank and Federal Reserve Bank stock	143,874	143,874	140,874
Premises and equipment, net	157,724	160,774	178,422
Goodwill and other intangible assets, net	551,164	552,561	556,752
Cash surrender value of life insurance policies	298,149	295,516	289,486
Deferred tax asset, net	104,774	113,145	121,733
Accrued interest receivable and other assets	259,194	284,597	318,230

Total Assets	$18,038,068	$17,800,258	$17,739,197

Liabilities and Equity:

Deposits:
Non-interest bearing deposits	$2,216,987	$1,840,937	$1,664,958
NOW accounts	2,194,239	2,349,682	2,912,510
Money market deposit accounts	2,460,918	2,611,094	1,991,423
Savings accounts	3,586,732	3,503,930	3,146,603
Certificates of deposit	3,071,030	3,224,131	3,830,865
Brokered deposits	78,879	44,261	85,768

Total deposits	13,608,785	13,574,035	13,632,127

Securities sold under agreements to repurchase and other short-term debt	1,091,477	1,048,362	856,846
Federal Home Loan Bank advances	768,005	473,512	544,651
Long-term debt	582,837	584,727	588,419
Accrued expenses and other liabilities	203,898	213,126	159,120

Total liabilities	16,255,002	15,893,762	15,781,163

Webster Financial Corporation shareholders’ equity	1,773,422	1,896,851	1,948,393
Non controlling interests	9,644	9,645	9,641

Total equity	1,783,066	1,906,496	1,958,034

Total Liabilities and Equity	$18,038,068	$17,800,258	$17,739,197

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except per share data)	2010	2009	2010	2009

Interest income:
Interest and fees on loans and leases	$121,944	$127,069	$490,783	$536,635
Investment securities	51,652	54,029	214,433	206,630
Loans held for sale	433	364	970	2,077

Total interest income	174,029	181,462	706,186	745,342

Interest expense:
Deposits	23,787	35,937	112,629	180,804
Borrowings	13,892	15,044	58,747	69,900

Total interest expense	37,679	50,981	171,376	250,704

Net interest income	136,350	130,481	534,810	494,638
Provision for loan losses	15,000	67,000	115,000	303,000

Net interest income after provision for loan losses	121,350	63,481	419,810	191,638

Non-interest income:
Deposit service fees	25,026	30,634	108,977	119,421
Loan related fees	6,568	6,501	25,917	24,890
Wealth and investment services	6,652	6,009	24,925	24,000
Mortgage banking activities	2,222	1,456	4,169	6,901
Increase in cash surrender value of life insurance policies	2,650	2,680	10,517	10,629
Net gain (loss) on sale of investment securities	39	53	9,748	(13,810)
Other income	1,639	2,649	9,964	7,766

	44,796	49,982	194,217	179,797
Higher One - fair value adjustment and gain on sale	2,256	—	18,477	—
Loss on write-down of investment securities to fair value	—	(77)	(5,838)	(28,477)
Gain on the exchange of trust preferreds for common stock	—	—	—	24,336
Gain on early extinguishment of subordinated notes	—	—	—	5,993
Visa share transactions	—	—	—	1,907
Warrants - fair value adjustment	—	3,552	—	3,552

Total non-interest income	47,052	53,457	206,856	187,108

Non-interest expenses:
Compensation and benefits	64,132	61,644	246,026	237,074
Occupancy	13,871	14,061	55,634	55,522
Technology and equipment expense	16,044	15,299	62,855	60,926
Marketing	4,317	4,365	18,968	14,469
Professional and outside services	4,515	4,209	14,721	15,015
Intangible assets amortization	1,397	1,408	5,588	5,743
Foreclosed and repossessed asset expenses	1,319	2,349	5,616	7,060
Foreclosed and repossessed asset write-downs	48	2,588	5,157	11,099
Loan workout expenses	2,228	1,582	9,830	5,816
Deposit insurance	5,407	5,565	24,535	30,056
Other expenses	14,926	12,610	55,568	52,359

	128,204	125,680	504,498	495,139
Provision for litigation and settlements	—	—	22,476	—
Fraud (recovery) loss	(5,195)	1,069	5,861	4,121
Branch and facility optimization	4,307	1,659	4,307	2,809
Severance and other	646	3,805	1,832	5,325

Total non-interest expenses	127,962	132,213	538,974	507,394

Income (loss) from continuing operations before income taxes	40,440	(15,275)	87,692	(128,648)
Income tax expense (benefit)	7,966	(1,593)	13,468	(52,736)

Income (loss) from continuing operations	32,474	(13,682)	74,224	(75,912)
Income from discontinued operations, net of tax	94	(11)	94	302

Consolidated net income (loss)	32,568	(13,693)	74,318	(75,610)
Less: Net income (loss) attributable to noncontrolling interests	(1)	1	3	22

Net income (loss) attributable to Webster Financial Corp.	32,569	(13,694)	74,315	(75,632)
Preferred stock dividends	(3,470)	(6,457)	(18,086)	(32,862)
Preferred stock accretion and accounting adjustments	(4,141)	(34,243)	(6,830)	23,242

Net income (loss) available to common shareholders	$24,958	$(54,394)	$49,399	$(85,252)

Diluted shares (average)	82,766	72,747	82,172	63,916

Net income (loss) per common share available to common shareholders:
Basic
Income (loss) from continuing operations	$0.32	$(0.76)	$0.63	$(1.41)
Net income (loss)	0.32	(0.76)	0.63	(1.40)
Diluted
Income (loss) from continuing operations	0.30	(0.84)	0.60	(2.15)
Net income (loss)	0.30	(0.84)	0.60	(2.14)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Operations (unaudited)

	Three Months Ended
(In thousands, except per share data)	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009

Interest income:
Interest and fees on loans and leases	$121,944	$123,042	$122,447	$123,350	$127,069
Investment securities	51,652	53,182	55,443	54,156	54,029
Loans held for sale	433	79	144	314	364

Total interest income	174,029	176,303	178,034	177,820	181,462

Interest expense:
Deposits	23,787	26,409	30,482	31,951	35,937
Borrowings	13,892	15,160	15,210	14,485	15,044

Total interest expense	37,679	41,569	45,692	46,436	50,981

Net interest income	136,350	134,734	132,342	131,384	130,481
Provision for loan losses	15,000	25,000	32,000	43,000	67,000

Net interest income after provision for loan losses	121,350	109,734	100,342	88,384	63,481

Non-interest income:
Deposit service fees	25,026	26,822	29,345	27,784	30,634
Loan related fees	6,568	6,119	7,225	6,005	6,501
Wealth and investment services	6,652	6,220	6,218	5,835	6,009
Mortgage banking activities	2,222	1,658	427	(138)	1,456
Increase in cash surrender value of life insurance policies	2,650	2,677	2,612	2,578	2,680
Net gain (loss) on sale of investment securities	39	1,027	4,364	4,318	53
Other income	1,639	2,510	1,501	4,314	2,649

	44,796	47,033	51,692	50,696	49,982
Higher One - fair value adjustment and gain on sale	2,256	1,205	15,016	—	—
Loss on write-down of investment securities to fair value	—	(970)	(1,188)	(3,680)	(77)
Warrants - fair value adjustment	—	—	—	—	3,552

Total non-interest income	47,052	47,268	65,520	47,016	53,457

Non-interest expenses:
Compensation and benefits	64,132	60,231	60,584	61,079	61,644
Occupancy	13,871	13,777	13,546	14,440	14,061
Technology and equipment expense	16,044	15,886	15,657	15,268	15,299
Marketing	4,317	4,634	5,226	4,791	4,365
Professional and outside services	4,515	4,038	3,566	2,602	4,209
Intangible assets amortization	1,397	1,397	1,397	1,397	1,408
Foreclosed and repossessed asset expenses	1,319	1,596	1,009	1,692	2,349
Foreclosed and repossessed asset write-downs	48	2,157	891	2,061	2,588
Loan workout expenses	2,228	3,477	2,200	1,925	1,582
Deposit insurance	5,407	5,882	7,161	6,085	5,565
Other expenses	14,926	13,543	15,878	11,221	12,610

	128,204	126,618	127,115	122,561	125,680
Provision for litigation and settlements	—	2,800	19,676	—	—
Fraud (recovery) loss	(5,195)	—	—	11,056	1,069
Branch and facility optimization	4,307		—	—	1,659
Severance and other	646	303	876	7	3,805

Total non-interest expenses	127,962	129,721	147,667	133,624	132,213

Income (loss) from continuing operations before income taxes	40,440	27,281	18,195	1,776	(15,275)
Income tax expense (benefit)	7,966	4,597	550	355	(1,593)

Income (loss) from continuing operations	32,474	22,684	17,645	1,421	(13,682)
Income (loss) from discontinued operations, net of tax	94	—	—	—	(11)

Consolidated net income (loss)	32,568	22,684	17,645	1,421	(13,693)
Less: Net income (loss) attributable to noncontrolling interests	(1)	(3)	7	—	1

Net income (loss) attributable to Webster Financial Corp.	32,569	22,687	17,638	1,421	(13,694)
Preferred stock dividends	(3,470)	(4,581)	(4,581)	(5,455)	(6,457)
Preferred stock accretion and accounting adjustments	(4,141)	(327)	(327)	(2,035)	(34,243)

Net income (loss) available to common shareholders	$24,958	$17,779	$12,730	$(6,069)	$(54,394)

Diluted shares (average)	82,766	82,128	82,721	77,922	72,747

Net income (loss) per common share available to common shareholders:
Basic
Income (loss) from continuing operations	$0.32	$0.23	$0.16	$(0.08)	$(0.76)
Net income (loss)	0.32	0.23	0.16	(0.08)	(0.76)
Diluted
Income (loss) from continuing operations	0.30	0.22	0.15	(0.08)	(0.84)
Net income (loss)	0.30	0.22	0.15	(0.08)	(0.84)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Interest-Rate Spreads and Margin (unaudited)

	Three Months Ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Interest-rate spread
Yield on interest-earning assets	4.32%	4.36%	4.37%	4.42%	4.50%
Cost of interest-bearing liabilities	0.95	1.05	1.15	1.19	1.30

Interest-rate spread	3.37%	3.31%	3.22%	3.23%	3.20%

Net interest margin	3.40%	3.36%	3.27%	3.28%	3.26%

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Three Months Ended December 31,	2010			2009
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$10,904,996	$121,944	4.43%	$11,182,063	$127,069	4.50%
Investment securities (b)	5,267,983	54,716	4.19	4,673,090	56,607	4.86
Loans held for sale	39,913	433	4.34	41,250	364	3.53
Federal Home Loan and Federal Reserve Bank stock	143,874	761	2.10	140,874	716	2.02
Short-term investments	59,880	36	0.24	317,183	211	0.26

Total interest-earning assets	16,416,646	177,890	4.32	16,354,460	184,967	4.50

Noninterest-earning assets	1,361,258			1,331,093

Total assets	$17,777,904			$17,685,553

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,985,664	$—	—%	$1,639,058	$—	—%
Savings, NOW and money market deposits	8,368,949	10,769	0.51	7,749,872	14,429	0.74
Certificates of deposit	3,181,917	13,018	1.62	4,110,743	21,508	2.08

Total deposits	13,536,530	23,787	0.70	13,499,673	35,937	1.06

Securities sold under agreements to repurchase and other short-term debt	1,086,312	3,728	1.34	884,867	4,449	1.97
Federal Home Loan Bank advances	513,943	3,782	2.88	594,919	5,259	3.46
Long-term debt	583,920	6,382	4.37	589,548	5,336	3.62

Total borrowings	2,184,175	13,892	2.51	2,069,334	15,044	2.87

Total interest-bearing liabilities	15,720,705	37,679	0.95	15,569,007	50,981	1.30

Noninterest-bearing liabilities	214,492			158,592

Total liabilities	15,935,197			15,727,599

Noncontrolling interests	9,649			9,638

Webster Financial Corp. shareholders’ equity	1,833,058			1,948,316

Total liabilities and equity	$17,777,904			$17,685,553

Tax-equivalent net interest income		140,211			133,986
Less: tax-equivalent adjustment		(3,861)			(3,505)

Net interest income		$136,350			$130,481

Interest-rate spread			3.37%			3.20%

Net interest margin			3.40%			3.26%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Twelve Months Ended December 31,	2010			2009
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$10,911,140	$490,783	4.50%	$11,697,078	$536,635	4.59%
Investment securities (b)	5,254,314	225,918	4.32	4,150,969	217,961	5.18
Loans held for sale	21,758	970	4.46	52,131	2,077	3.98
Federal Home Loan and Federal Reserve Bank stock	142,896	2,983	2.09	137,931	2,685	1.95
Short-term investments	151,756	389	0.26	156,553	471	0.30

Total interest-earning assets	16,481,864	721,043	4.38	16,194,662	759,829	4.68

Noninterest-earning assets	1,375,987			1,395,821

Total assets	$17,857,851			$17,590,483

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,789,161	$—	—%	$1,578,356	$—	—%
Savings, NOW and money market deposits	8,458,169	49,251	0.58	6,977,196	60,971	0.87
Certificates of deposit	3,490,017	63,378	1.82	4,525,770	119,833	2.65

Total deposits	13,737,347	112,629	0.82	13,081,322	180,804	1.38

Securities sold under agreements to repurchase and other short-term debt	899,203	15,900	1.77	1,124,118	19,275	1.71
Federal Home Loan Bank advances	567,711	17,628	3.11	697,711	25,286	3.62
Long-term debt	586,546	25,219	4.30	628,145	25,339	4.03

Total borrowings	2,053,460	58,747	2.86	2,449,974	69,900	2.85

Total interest-bearing liabilities	15,790,807	171,376	1.09	15,531,296	250,704	1.61

Noninterest-bearing liabilities	184,264			168,970

Total liabilities	15,975,071			15,700,266

Noncontrolling interests	9,643			9,631

Webster Financial Corporation shareholders’ equity	1,873,137			1,880,586

Total liabilities and equity	$17,857,851			$17,590,483

		549,667			509,125
Less: tax-equivalent adjustment		(14,857)			(14,487)

Net interest income		$534,810			$494,638

Interest-rate spread			3.29%			3.07%

Net interest margin			3.34%			3.13%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Loan Balances (unaudited)

(Dollars in thousands)	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009

Loan Balances (actuals):
Continuing Portfolio:
Commercial	$1,654,615	$1,562,633	$1,538,924	$1,539,975	$1,505,956
Equipment financing	710,925	759,416	804,871	846,562	897,802
Asset based lending	454,398	495,317	487,842	503,816	526,481
Commercial real estate	2,138,314	2,041,237	2,044,264	2,057,361	2,067,862
Residential development	59,674	66,495	82,589	97,173	114,258
Residential mortgages	3,147,491	3,093,581	2,978,601	2,890,982	2,898,820
Consumer	2,682,645	2,702,920	2,722,348	2,750,084	2,801,588

Total continuing	10,848,062	10,721,599	10,659,439	10,685,953	10,812,767
Allowance for loan losses	(278,665)	(293,541)	(294,187)	(291,171)	(287,784)

Total continuing, net	10,569,397	10,428,058	10,365,252	10,394,782	10,524,983

Liquidating Portfolio:
National Construction Lending Center (NCLC)	1	1,558	2,383	3,309	4,817
Consumer	176,576	185,026	194,738	207,258	219,125

Total liquidating portfolio	176,577	186,584	197,121	210,567	223,942
Allowance for loan losses	(43,000)	(46,800)	(49,900)	(52,700)	(53,400)

Total liquidating, net	133,577	139,784	147,221	157,867	170,542

Total Loan Balances (actuals)	11,024,639	10,908,183	10,856,560	10,896,520	11,036,709
Allowance for loan losses	(321,665)	(340,341)	(344,087)	(343,871)	(341,184)

Loans, (net)	$10,702,974	$10,567,842	$10,512,473	$10,552,649	$10,695,525

Loan Balances (average):
Continuing Portfolio:
Commercial	$1,570,641	$1,555,430	$1,542,994	$1,520,157	$1,548,470
Equipment finance	733,611	784,215	825,581	871,972	930,050
Asset based lending	488,639	496,871	497,673	523,938	577,330
Commercial real estate	2,049,658	2,039,180	2,049,162	2,062,769	2,075,754
Residential development	62,223	73,510	88,866	107,343	125,320
Residential mortgages	3,124,899	3,029,900	2,932,305	2,892,797	2,860,204
Consumer	2,693,191	2,714,835	2,737,076	2,780,063	2,834,923

Total continuing	10,722,862	10,693,941	10,673,657	10,759,039	10,952,051
Allowance for loan losses	(288,003)	(295,414)	(294,079)	(291,281)	(277,870)

Total continuing, net	10,434,859	10,398,527	10,379,578	10,467,758	10,674,181

Liquidating Portfolio:
NCLC	1,246	1,975	2,574	4,558	5,661
Consumer	180,888	190,104	201,766	213,013	224,351

Total liquidating portfolio	182,134	192,079	204,340	217,571	230,012
Allowance for loan losses	(43,000)	(46,800)	(49,900)	(52,700)	(53,400)

Total liquidating, net	139,134	145,279	154,440	164,871	176,612

Total Loan Balances (average)	10,904,996	10,886,020	10,877,997	10,976,610	11,182,063
Allowance for loan losses	(331,003)	(342,214)	(343,979)	(343,981)	(331,270)

Loans, (net)	$10,573,993	$10,543,806	$10,534,018	$10,632,629	$10,850,793

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Non-performing Assets (unaudited)

(Dollars in thousands)	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009

Non-performing loans:
Continuing Portfolio:
Commercial	$34,366	$45,877	$48,533	$46,486	$56,632
Equipment financing	20,482	23,300	28,271	32,985	30,152
Asset based lending	7,832	15,779	21,903	28,647	13,982
Commercial real estate	51,858	62,588	53,826	50,711	56,144
Residential development	15,610	19,620	26,941	34,651	47,264
Residential mortgages	53,768	55,517	60,512	70,908	70,311
Performing non-accrual residential mortgages	45,360	42,472	33,112	34,699	39,256
Consumer	23,592	24,129	23,290	27,832	31,299
Performing non-accrual consumer	10,983	10,765	8,348	5,735	7,456

Nonperforming loans - continuing portfolio	263,851	300,047	304,736	332,654	352,496

Liquidating Portfolio:
NCLC	—	1,557	1,557	2,483	3,408
Performing non-accrual NCLC	—	—	825	826	825
Consumer	7,310	7,784	8,549	10,895	13,915
Performing non-accrual consumer	2,412	1,736	1,644	1,990	2,333

Nonperforming loans - liquidating portfolio	9,722	11,077	12,575	16,194	20,481

Total non-performing loans	$273,573	$311,124	$317,311	$348,848	$372,977

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$20,033	$17,916	$14,918	$13,464	$11,621
Equipment financing	1,023	5,056	4,757	6,654	6,522
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Residential mortgages	5,794	5,883	4,309	4,461	4,131
Consumer	937	1,041	4,542	4,025	5,017

Total continuing	27,787	29,896	28,526	28,604	27,291

Liquidating Portfolio:
NCLC	444	2,380	2,939	1,744	1,401
Consumer	—	591	427	126	296

Total liquidating	444	2,971	3,366	1,870	1,697

Total other real estate owned and repossessed assets	$28,231	$32,867	$31,892	$30,474	$28,988

Total non-performing assets	$301,804	$343,991	$349,203	$379,322	$401,965

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Past Due Loans (unaudited)

(Dollars in thousands)	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009

Past due 30-89 days:

Accruing loans:

Continuing Portfolio:
Commercial	$5,201	$9,026	$11,295	$17,124	$7,870
Equipment financing	7,937	6,043	8,818	11,030	10,642
Asset based lending	—	—	—	—	—
Commercial real estate	11,006	7,354	11,069	16,950	8,184
Residential development	194	—	200	2,528	551
Residential mortgages	21,513	27,821	28,015	30,843	36,086
Consumer	21,539	25,546	27,378	27,099	27,214

Past Due 30-89 days - continuing portfolio	67,390	75,790	86,775	105,574	90,547

Liquidating Portfolio:
NCLC	—	—	—	—	582
Consumer	6,128	8,133	6,496	8,596	9,804

Past Due 30-89 days - liquidating portfolio	6,128	8,133	6,496	8,596	10,386

Accruing loans past due 90 days or more:
Commercial	91	150	366	350	50
Equipment financing	—	—	—	—	—
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	1,305	365	236
Residential development	—	—	—	—	—
Residential mortgages	—	—	407	—	—
Consumer	—	—	60	—	—

Accruing loans past due 90 days or more:	91	150	2,138	715	286

Total past due loans	$73,609	$84,073	$95,409	$114,885	$101,219

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Changes in the Allowance for Loan Losses (unaudited)

	For the Three Months Ended
(Dollars in thousands)	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009

Beginning balance	$340,341	$344,087	$343,871	$341,184	$326,406
Provision	15,000	25,000	32,000	43,000	67,000
Allowance for sold loans	—	—	—	—	(469)

Charge-offs continuing portfolio:
Commercial	4,955	4,069	4,101	5,271	6,094
Equipment financing	4,079	3,972	3,601	5,108	13,302
Asset based lending	1,500	4,686	5,200	2,447	1,099
Commercial real estate	5,466	2,260	94	1,382	4,605
Residential development	871	1,167	2,110	5,131	6,600
Residential mortgages	3,998	2,666	3,067	4,455	2,858
Consumer	9,732	9,472	10,166	9,896	10,723

Charge-offs continuing portfolio	30,601	28,292	28,339	33,690	45,281

Charge-offs liquidating portfolio:
NCLC	1,566	—	1,170	70	1,068
Consumer	5,004	6,158	6,469	9,315	8,232

Charge-offs liquidating portfolio	6,570	6,158	7,639	9,385	9,300

Total charge-offs	37,171	34,450	35,978	43,075	54,581

Recoveries continuing portfolio:
Commercial	824	408	764	515	476
Equipment financing	1,042	1,473	1,100	952	898
Asset based lending	94	1,136	497	254	55
Commercial real estate	—	—	—	—	—
Residential development	—	616	172	—	—
Residential mortgages	284	380	141	80	82
Consumer	971	1,277	1,153	455	535

Recoveries continuing portfolio	3,215	5,290	3,827	2,256	2,046

Recoveries liquidating portfolio:
NCLC	194	73	217	302	614
Consumer	86	341	150	204	168

Recoveries liquidating portfolio	280	414	367	506	782

Total recoveries	3,495	5,704	4,194	2,762	2,828

Total net charge-offs	33,676	28,746	31,784	40,313	51,753

Ending balance	$321,665	$340,341	$344,087	$343,871	$341,184

WEBSTER FINANCIAL CORPORATION

Asset Quality Ratios

	For the Three Months Ended
(Dollars in thousands)	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009

Total Portfolio
Allowance for loan losses / total loans	2.92%	3.12%	3.17%	3.16%	3.09%
Net charge-offs / average loans (annualized)	1.24	1.06	1.17	1.47	1.85
Nonperforming loans / total loans	2.48	2.85	2.92	3.20	3.38
Nonperforming assets / total loans plus OREO	2.73	3.14	3.21	3.47	3.63
Allowance for loan losses / nonperforming loans	117.58	109.39	108.44	98.57	91.48

Continuing Portfolio
Allowance for loan losses / total loans	2.57%	2.74%	2.76%	2.72%	2.66%
Net charge-offs / average loans (annualized)	1.02	0.86	0.92	1.17	1.58
Nonperforming loans / total loans	2.43	2.80	2.86	3.11	3.26
Nonperforming assets / total loans plus OREO	2.68	3.07	3.12	3.37	3.50
Allowance for loan losses / nonperforming loans	105.61	97.83	96.54	87.53	81.64

Liquidating Portfolio

NCLC
Allowance for loan losses / total loans	—%	19.26%	16.79%	21.15%	18.68%
Net charge-offs (recoveries) / average loans (annualized)	440.45	(14.78)	148.10	(20.36)	32.08
Nonperforming loans / total loans	—	99.94	99.96	99.97	87.88
Allowance for loan losses / nonperforming loans	—	19.27	16.79	21.16	21.26

Consumer
Allowance for loan losses / total loans	24.35%	25.13%	25.42%	25.09%	23.96%
Net charge-offs / average loans (annualized)	10.88	12.24	12.53	17.11	14.38
Nonperforming loans / total loans	5.51	5.15	5.23	6.22	7.41
Allowance for loan losses / nonperforming loans	442.30	488.45	485.63	403.57	323.12

See Selected Financial Highlights for footnotes.